CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                            AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: JAPAN SMALLER CAPITALIZATION FUND, INC.

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date:    November 3, 2004

 By: /s/ Yasushi Suzuki

Yasushi Suzuki

Principal Executive Officer


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               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                            AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:  JAPAN SMALLER CAPITALIZATION FUND, INC.

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to her knowledge, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date:    November 3, 2004

By: /s/ Neil A. Daniele

Neil A. Daniele

Principal Financial Officer